UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR


CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-7994

Salomon Brothers Global Partners Income Fund Inc.
(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004
 (Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.
Smith Barney Fund Management LLC
300 First Stamford Place
Stamford, CT 06902
 (Name and address of agent for service)

Registrant's telephone number, including area code: (800) 451-2010

Date of fiscal year end:  August 31
Date of reporting period: February 29, 2004

ITEM 1.  REPORT TO STOCKHOLDERS.

         The Semi-Annual Report to Stockholders is filed herewith.

American Stock Transfer & Trust Company
59 Maiden Lane
New York, New York 10038

                                                              GDFSEMI 2/04
                                                              04-6456

                           Salomon Brothers Global
                          Partners Income Fund Inc.


                              Semi-Annual Report
                              February 29, 2004


                                 [GRAPHIC]

                              ----------------
                                  SALOMON
                              ----------------
                                  BROTHERS
                              ----------------
                              Asset Management

SALOMON  BROTHERS  GLOBAL  PARTNERS  INCOME  FUND  INC.

------------------------------------------
Letter from the Chairman

DEAR SHAREHOLDER,

During the six months ended February 29, 2004 the Salomon
Brothers Global Partners Income Fund Inc., returned 20.94% based on its New York Stock Exchange ('NYSE') market price, and 13.69% based on its net asset value ('NAV')(i) per share.
In comparison, the J.P. Morgan Emerging Markets Bond Index
Plus ('EMBI+')(ii) returned 9.80% and the Citigroup High Yield
Market Index ('High Yield Index')(iii) returned 10.85% over the same period. The fund's Lipper emerging markets debt closed-end funds category average returned 10.58% over the same time frame.(iv) Please note that Lipper performance returns are based on each fund's NAV.

During this six-month period, the fund distributed dividends to shareholders totaling $0.71 per share. The performance table shows the six-month total return based on its NAV and market price as of February 29, 2004. PAST PERFORMANCE IS NO
GUARANTEE OF FUTURE RESULTS.

                                                              [Photo: R. JAY GERKEN]
                                                              R. JAY GERKEN, CFA
                                                              Chairman and Chief
                                                              Executive Officer

                              FUND PERFORMANCE
                           AS OF FEBRUARY 29, 2004

                                                      6-Month
              Price Per Share                       Total Return
              ---------------                       ------------
              $12.39 (NAV)                             13.69%
              ---------------                       ------------
              $15.07 (NAV)                             20.94%
              ---------------                       ------------

              ALL FIGURES REPRESENT PAST PERFORMANCE AND ARE NOT
              A GUARANTEE OF FUTURE RESULTS.

              Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all dividends and/or capital gains distributions, if any, in additional shares.


EMERGING MARKETS DEBT OVERVIEW

Emerging markets debt returned 9.80% during the six months ended February 29, 2004 as measured by the EMBI+. The performance for the period was similar to the return for the previous six-month period and was again driven by a combination of fundamental and technical factors. The macro environment was supportive of emerging market bond investments, as interest rates in the developed world remained relatively stable at historically low levels and many equity markets worldwide performed well.

SALOMON  BROTHERS  GLOBAL  PARTNERS  INCOME  FUND  INC.


Significant strength in commodity markets, including metals, agriculture and oil, provided further positive support for many emerging market countries, as commodities exports are an important source of growth for emerging economies. Oil prices remained high and rose from $30 to over $36 per barrel over the six months ending February 29, 2004. Revenues from oil production contributed to positive performance in Ecuador, Russia and Venezuela.

HIGH YIELD RALLY RESUMES

The high-yield market regained some lost momentum in the autumn amid record inflows into high-yield funds as the U.S. Treasury bond market stabilized. The fact that quarterly earnings exceeded expectations, economic growth had improved and default rates remained low relative to 2002 also contributed to the strong demand. Additionally, increased capital market transactions fortified the balance sheets of corporate bond issuers in the improved economic environment. Annual growth in gross domestic product ('GDP')(v) over the third quarter of 2003 registered at 8.2%,(vi) although some of this growth was attributable to one-time factors, such as the tax cuts and the end of major combat operations in Iraq.

The U.S. economy grew at a moderate pace throughout the period, spurred by the mid-year cut in interest rates, healthy demand from the consumer and increasing capital/business investments from corporations. Preliminary estimates of fourth-quarter GDP growth registered at 4.1%, which was below third-quarter results but above those earlier in 2003. Investors' concerns about interest rates remained contained due to lackluster employment results and comments from the Fed, which stated late in January that it 'believes that it can be patient in removing its policy accommodation.'(vii)

The airlines, automotive, cable, consumer products and utilities sectors were the top-performing sectors within the high-yield debt universe over the six months. The textiles sector was the only sector to decline during the period. The high-yield market has remained healthy from a fundamental perspective, and recent data suggest the U.S. economy is in a recovery mode, which has proved favorable for the corporate earnings and credit environment and contributed to the high-yield market's performance.

FACTORS IMPACTING FUND PERFORMANCE

In the emerging markets portion of the fund, its overweight positions in Ecuador and Brazil were the primary contributors to the fund's outperformance in the emerging markets. While we maintained our positive outlook on emerging markets debt throughout the six-month period, the fund reduced the extent of its overweight to the market as spreads(viii) continued to tighten over the course of the period. Specifically, the fund reduced the magnitude of its overweight in Ecuador and Brazil in December, primarily through security selection in the two countries.

SALOMON  BROTHERS  GLOBAL  PARTNERS  INCOME  FUND  INC.

The U.S. high-yield component of the fund benefited over the period from its overweighting in issues rated CCC and below and in the consumer products sector, but the fund's underweighting in the airlines and utilities sectors negatively affected fund performance. Additionally, its holdings of bonds rated BBB and the fund's overweighting in the textiles sector negatively impacted performance. We added to the fund's positions in the airlines and utilities sectors and reduced the fund's exposure to BBB-rated issues and the textiles sector.

The fund's use of leverage also positively contributed to the fund's performance. As of the period's close, the yields on emerging markets debt securities and U.S. high-yield corporate bonds remained competitive to those of many other classes of fixed-income securities.

INFORMATION ABOUT YOUR FUND

In recent months several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. The fund's Adviser and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees and other mutual fund issues in connection with various investigations. The fund has been informed that the Adviser and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

LOOKING FOR ADDITIONAL INFORMATION?

The fund is traded under the symbol 'GDF' and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available online under symbol XGDFX. Barron's and The Wall Street Journal's Monday editions carry closed-end fund tables that will provide additional information. In addition, the fund issues a quarterly allocation press release that can be found on most major financial web sites as well as www.sbam.com.

In a continuing effort to provide information concerning the fund, shareholders may call 1-888-777-0102 or 1-800-SALOMON (toll free), Monday through Friday from 8:00 a.m. to 6:00 p.m. Eastern Time, for the fund's current NAV, market price and other information.

Thank you for your investment in the Salomon Brothers Global Partners Income Fund Inc. We appreciate that you have entrusted us with your money and value our relationship with you.

Sincerely,

R. Jay Gerken
R. Jay Gerken, CFA
Chairman and Chief Executive Officer
March 18, 2004

SALOMON  BROTHERS  GLOBAL  PARTNERS  INCOME  FUND  INC.






The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of February 29, 2004, and are subject to change. Please refer to pages 5 through 17 for a list and percentage breakdown of the fund's holdings.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

RISKS: The fund may invest in high-yield and foreign securities, including emerging markets, which involve risks beyond those inherent in solely higher-rated and domestic investments. High-yield bonds involve greater credit and liquidity risks than investment grade bonds. Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations, and changes in political and economic conditions. These risks are magnified in emerging or developing markets.

(i) NAV is a price that reflects the value of the fund's underlying portfolio plus other assets, less the fund's liabilities. However, the price at which an investor may buy or sell shares of the fund is at the fund's market price as determined by supply of and demand for the fund's common shares, which may be more or less than the fund's NAV.

(ii) The J.P. Morgan Emerging Markets Bond Index Plus is a total return index that tracks the traded market for U.S. dollar-denominated Brady and other similar sovereign restructured bonds traded in the emerging markets.

(iii) The Citigroup High Yield Market Index is a broad-based unmanaged index of high-yield securities.

(iv) Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the six-month period ended February 29, 2004 calculated among the 12 funds in the fund's Lipper category including the reinvestment of dividends and capital gains, if any.

(v) Gross domestic product is a market value of goods and services produced by labor and property in a given country.

(vi) Source: U.S. Department of Commerce Bureau of Economic Analysis (February 27, 2004)

(vii)  Source: Federal Reserve (January 28, 2004)

(viii) Credit spread is the difference between the yield of a particular corporate security and a benchmark security that has the same maturity as that particular corporate security.

SALOMON  BROTHERS  GLOBAL  PARTNERS  INCOME  FUND  INC.
--------------------------------------
Schedule of Investments (unaudited)
February 29, 2004

   FACE
  AMOUNT                                    SECURITY(a)                              VALUE
----------------------------------------------------------------------------------------------
Corporate Notes and Bonds -- 47.9%
Basic Industries -- 7.5%
$   450,000         Abitibi-Consolidated Inc., Debentures, 8.850% due 8/1/30....  $    477,486
    550,000         Acetex Corp., Sr. Notes, 10.875% due 8/1/09.................       609,125
    375,000         Airgas, Inc., 9.125% due 10/1/11............................       427,500
    675,000         AK Steel Corp., 7.875% due 2/15/09..........................       600,750
    575,000         Anchor Glass Container Corp., Secured Notes, 11.000% due
                     2/15/13....................................................       669,875
    700,000         Applied Extrusion Technologies, Inc., Series B, 10.750% due
                     7/1/11.....................................................       598,500
    525,000         Berry Plastics Corp., 10.750% due 7/15/12...................       611,625
    575,000         Bowater Inc., Debentures, 9.500% due 10/15/12...............       652,216
                    Buckeye Technologies Inc., Sr. Sub. Notes:
    450,000          9.250% due 9/15/08.........................................       456,750
    350,000          8.000% due 10/15/10........................................       349,125
    500,000         Equistar Chemicals L.P., Sr. Notes, 10.625% due 5/1/11......       545,000
    500,000         Huntsman Advanced Materials LLC, Secured Notes, 11.000% due
                     7/15/10 (b)................................................       565,000
  1,125,000         Huntsman International LLC, 10.125% due 7/1/09..............     1,153,125
    600,000         IMCO Recycling Inc., Secured Notes, 10.375% due
                     10/15/10 (b)...............................................       630,000
    800,000         ISP Chemco Inc., Series B, 10.250% due 7/1/11...............       908,000
    575,000         Koppers Inc., 9.875% due 10/15/13 (b).......................       641,125
                    Lyondell Chemical Co.:
    250,000          9.500% due 12/15/08........................................       259,375
                     Secured Notes:
    325,000           11.125% due 7/15/12.......................................       355,875
     50,000           Series B, 9.875% due 5/1/07...............................        52,125
    500,000         Methanex Corp., Sr. Notes, 8.750% due 8/15/12...............       570,000
                    Millennium America Inc.:
    415,000          9.250% due 6/15/08.........................................       452,350
    375,000          Sr. Notes, 9.250% due 6/15/08 (b)..........................       408,750
    625,000         Nalco Co., Sr. Sub. Notes, 8.875% due 11/15/13 (b)..........       659,375
    500,000         Noveon, Inc., Series B, 11.000% due 2/28/11.................       575,000
    125,000         OM Group, Inc., 9.250% due 12/15/11.........................       132,188
    875,000         Plastipak Holdings, Inc., 10.750% due 9/1/11................       975,625
    300,000         Pliant Corp., Secured Notes, 11.125% due 9/1/09.............       314,250
    650,000         Portola Packaging, Inc., Sr. Notes, 8.250% due
                     2/1/12 (b).................................................       672,750
    500,000         Radnor Holdings Corp., Sr. Notes, 11.000% due 3/15/10.......       455,000
    550,000         Resolution Performance Products Inc., Sr. Sub. Notes,
                     13.500% due 11/15/10.......................................       448,250
    900,000         Rhodia S.A., Sr. Sub. Notes, 8.875% due 6/1/11 (b)..........       810,000
    600,000         Smurfit Capital Funding PLC, Debentures, 7.500% due
                     11/20/25...................................................       612,000
                    Tekni-Plex, Inc.:
    500,000          Secured Notes, 8.750% due 11/15/13 (b).....................       523,750
    100,000          Series B, 12.750% due 6/15/10..............................       108,500

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

SALOMON  BROTHERS  GLOBAL  PARTNERS  INCOME  FUND  INC.
--------------------------------------
Schedule of Investments (unaudited)  (continued)
February 29, 2004

     FACE
    AMOUNT                                    SECURITY(a)                              VALUE
----------------------------------------------------------------------------------------------
Basic Industries -- 7.5% (continued)
                    Tembec Industries, Inc.:
$   625,000          8.625% due 6/30/09.........................................  $    618,750
    400,000          8.500% due 2/1/11..........................................       394,000
    575,000         Westlake Chemical Corp., 8.750% due 7/15/11.................       629,625
                                                                                  ------------
                                                                                    19,922,740
                                                                                  ------------
Consumer Cyclicals  -- 4.8%
    650,000         AMF Bowling Worldwide, Inc., Sr. Sub. Notes, 10.000% due
                     3/1/10 (b).................................................       672,750
    175,000         CKE Restaurants, Inc., 9.125% due 5/1/09....................       182,875
                    Cole National Group, Inc., Sr. Sub. Notes:
    250,000          8.625% due 8/15/07.........................................       258,750
    450,000          8.875% due 5/15/12.........................................       524,250
    650,000         Equinox Holdings Inc., Sr. Notes, 9.000% due 12/15/09 (b)...       682,500
    275,000         Eye Care Centers of America, Inc., 9.125% due 5/1/08........       276,375
                    Felcor Lodging L.P.:
    525,000          10.000% due 9/15/08........................................       559,125
    290,000          9.000% due 6/1/11..........................................       307,400
    875,000         Finlay Fine Jewelry Corp., Sr. Notes, 8.375% due 5/1/08.....       905,625
                    Host Marriott L.P.:
    125,000          Series I, 9.500% due 1/15/07...............................       139,062
    525,000          Sr. Notes, 7.125% due 11/1/13..............................       544,688
                    Interface, Inc., Sr. Sub. Notes:
    675,000          9.500% due 2/1/14 (b)......................................       671,625
    575,000          Series B, 9.500% due 11/15/05..............................       577,875
    500,000         John Q. Hammons Hotels L.P., 1st Mortgage, Series B, 8.875%
                     due 5/15/12................................................       548,750
    600,000         Leslie's Poolmart, Sr. Notes, Series B, 10.375% due
                     7/15/08....................................................       597,750
                    Levi Strauss & Co., Sr. Notes:
    565,000          11.625% due 1/15/08........................................       392,675
    300,000          12.250% due 12/15/12.......................................       208,500
                    MeriStar Hospitality Corp.:
    150,000          9.000% due 1/15/08.........................................       155,625
    475,000          9.125% due 1/15/11.........................................       494,000
    400,000         Oxford Industries, Inc., Sr. Notes, 8.875% due 6/1/11 (b)...       428,000
    375,000         PETCO Animal Supplies, Inc., Sr. Sub. Notes, 10.750% due
                     11/1/11....................................................       440,625
     50,000         Phillips-Van Heusen Corp., Sr. Notes, 8.125% due 5/1/13.....        53,000
    550,000         Prime Hospitality Corp., Sr. Sub. Notes, Series B, 8.375%
                     due 5/1/12.................................................       574,750
                    Saks Inc.:
    250,000          7.500% due 12/1/10.........................................       274,375
    225,000          9.875% due 10/1/11.........................................       271,125
    725,000         Sbarro, Inc., 11.000% due 9/15/09...........................       601,750
    700,000         Starwood Hotels & Resorts Worldwide, Inc., 7.875% due
                     5/1/12.....................................................       784,000
    600,000         Tommy Hilfiger USA, Inc., 6.850% due 6/1/08.................       624,000
                                                                                  ------------
                                                                                    12,751,825
                                                                                  ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

SALOMON  BROTHERS  GLOBAL  PARTNERS  INCOME  FUND  INC.
--------------------------------------
Schedule of Investments (unaudited)  (continued)
February 29, 2004

   FACE
  AMOUNT                                    SECURITY(a)                              VALUE
----------------------------------------------------------------------------------------------
Consumer Non-Cyclicals -- 9.2%
$   625,000         aaiPharma Inc., 11.000% due 4/1/10..........................  $    681,250
                    Ahold Finance U.S.A., Inc.:
    100,000          6.875% due 5/1/29..........................................        92,250
    425,000          Notes, 8.250% due 7/15/10..................................       467,500
    625,000         AKI, Inc., Sr. Notes, 10.500% due 7/1/08....................       653,125
    600,000         AmeriPath, Inc., 10.500% due 4/1/13.........................       627,000
    525,000         Ameristar Casinos, Inc., 10.750% due 2/15/09................       606,375
    502,000         Applica Inc., Sr. Sub. Notes, 10.000% due 7/31/08...........       519,570
    325,000         Athena Neurosciences Finance LLC, 7.250% due 2/21/08........       320,125
                    Caesars Entertainment, Inc., Sr. Sub. Notes:
    625,000          7.875% due 12/15/05........................................       667,188
    425,000          8.875% due 9/15/08.........................................       482,375
    750,000         Coast Hotels & Casinos, Inc., 9.500% due 4/1/09.............       793,125
    500,000         Constellation Brands, Inc., Series B, 8.125% due 1/15/12....       552,500
    430,684         Dade Behring Holdings Inc., 11.910% due 10/3/10.............       499,593
    500,000         Del Monte Corp., Sr. Sub. Notes, 8.625% due 12/15/12........       555,000
                    Doane Pet Care Co.:
    100,000          10.750% due 3/1/10.........................................       104,250
    600,000          Sr. Sub. Notes, 9.750% due 5/15/07.........................       549,000
    450,000         Extendicare Health Services, Inc., 9.500% due 7/1/10........       501,750
    175,000         Fleming Cos., Inc., 10.125% due 4/1/08 (c)..................        29,750
    675,000         FTD, Inc., 7.750% due 2/15/14 (b)...........................       680,062
    125,000         Holmes Group Inc., Series B, 9.875% due 11/15/07............       128,750
    750,000         Home Interiors & Gifts, Inc., 10.125% due 6/1/08............       763,125
    875,000         IASIS Healthcare Corp., 13.000% due 10/15/09................       984,375
    625,000         Icon Health & Fitness, Inc., 11.250% due 4/1/12.............       721,875
    600,000         Inn of the Mountain Gods Resort & Casino, Sr. Notes, 12.000%
                     due 11/15/10 (b)...........................................       655,500
    500,000         InSight Health Services Corp., Series B, 9.875% due
                     11/1/11....................................................       513,750
    500,000         Jafra Cosmetics International Inc., 10.750% due 5/15/11.....       557,500
    500,000         Kerzner International Ltd., 8.875% due 8/15/11..............       555,000
    750,000         MGM MIRAGE, 9.750% due 6/1/07...............................       866,250
    725,000         North Atlantic Trading Co., Inc., Series B, 11.000% due
                     6/15/04....................................................       732,250
    675,000         Pinnacle Entertainment, Inc., Sr. Sub. Notes, 8.250% due
                     3/15/12 (b)................................................       670,154
    650,000         Playtex Products, Inc., 9.375% due 6/1/11...................       606,125
                    Rite Aid Corp.:
     75,000          11.250% due 7/1/08.........................................        82,688
    975,000          Sr. Notes, 7.625% due 4/15/05..............................       994,500
                    Sealy Mattress Co., Series B:
    250,000          10.875% due 12/15/07.......................................       260,625
    800,000          Sr. Sub. Notes, 9.875% due 12/15/07........................       831,000
    350,000         Sola International Inc., Notes, 6.875% due 3/15/08..........       355,688
                    Station Casinos, Inc., Sr. Sub. Notes:
    450,000          9.875% due 7/1/10..........................................       514,125
    150,000          6.875% due 3/1/16 (b)......................................       152,250

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

SALOMON  BROTHERS  GLOBAL  PARTNERS  INCOME  FUND  INC.
--------------------------------------
Schedule of Investments (unaudited)  (continued)
February 29, 2004

   FACE
  AMOUNT                                    SECURITY(a)                              VALUE
----------------------------------------------------------------------------------------------
Consumer Non-Cyclicals -- 9.2% (continued)
$   374,000         Tempur-Pedic Inc. & Tempur Production U.S.A. Inc., Sr. Sub.
                     Notes, 10.250% due 8/15/10 (b).............................  $    421,685
                    Tenet Healthcare Corp.:
    825,000          Notes, 7.375% due 2/1/13...................................       767,250
                     Sr. Notes:
    250,000           6.500% due 6/1/12.........................................       221,875
    425,000           6.875% due 11/15/31.......................................       352,750
    875,000         United Industries Corp., Series D, 9.875% due 4/1/09........       916,563
    575,000         Vanguard Health Systems, Inc., 9.750% due 8/1/11............       631,063
    550,000         Venetian Casino Resort, LLC, 11.000% due 6/15/10............       635,250
                                                                                  ------------
                                                                                    24,273,754
                                                                                  ------------
Energy  -- 4.0%
                    Dynegy Holdings Inc.:
                     Debentures:
    800,000           7.125% due 5/15/18........................................       658,000
    750,000           7.625% due 10/15/26.......................................       620,625
    650,000          Secured Notes, 9.875% due 7/15/10 (b).......................       718,250
                    El Paso Corp.:
    825,000          Notes, 7.875% due 6/15/12..................................       750,750
                     Sr. Notes:
    675,000           7.800% due 8/1/31.........................................       546,750
    875,000           7.750% due 1/15/32........................................       706,562
    255,000         Grey Wolf, Inc., 8.875% due 7/1/07..........................       263,287
    625,000         Magnum Hunter Resources, Inc., 9.600% due 3/15/12...........       700,000
    250,000         Nuevo Energy Co., Sr. Sub. Notes, Series B, 9.375% due
                     10/1/10....................................................       278,125
    323,000         Pride International, Inc., Sr. Notes, 9.375% due 5/1/07.....       332,286
    450,000         Swift Energy Co., Sr. Sub. Notes, 10.250% due 8/1/09........       484,875
  1,125,000         United Refining Co., Series B, 10.750% due 6/15/07..........     1,051,875
    810,000         Western Gas Resources, Inc., 10.000% due 6/15/09............       869,738
    500,000         Westport Resources Corp., 8.250% due 11/1/11................       555,000
                    The Williams Cos., Inc.:
                     Notes:
    300,000           7.625% due 7/15/19........................................       306,000
  1,250,000           7.875% due 9/1/21.........................................     1,281,250
    200,000           8.750% due 3/15/32........................................       216,000
    125,000          Sr. Notes, 8.625% due 6/1/10...............................       137,188
                                                                                  ------------
                                                                                    10,476,561
                                                                                  ------------
Finance Services  -- 0.0%
    987,700         Airplanes Pass-Through Trust, Series D, 10.875% due 3/15/12
                     (c)(d).....................................................             0
                                                                                  ------------

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

SALOMON  BROTHERS  GLOBAL  PARTNERS  INCOME  FUND  INC.
--------------------------------------
Schedule of Investments (unaudited)  (continued)
February 29, 2004

   FACE
  AMOUNT                                    SECURITY(a)                              VALUE
----------------------------------------------------------------------------------------------
Housing Related -- 0.9%
$ 1,250,000         Associated Materials Inc., Sr. Discount Notes, (zero coupon until 3/1/09,
                     11.250% thereafter), due 3/1/14 (b)........................  $    723,750
    875,000         Nortek Holdings, Inc., Sr. Notes, Series B, 8.875% due
                     8/1/08.....................................................       918,750
    650,000         Ply Gem Industries, Inc., Sr. Sub. Notes, 9.000% due 2/15/12
                     (b)........................................................       672,750
                                                                                  ------------
                                                                                     2,315,250
                                                                                  ------------
Manufacturing  -- 3.6%
    500,000         Alliant Techsystems Inc., 8.500% due 5/15/11................       557,500
    725,000         Blount Inc., 13.000% due 8/1/09.............................       786,625
    300,000         Case New Holland Inc., Sr. Notes, 9.250% due 8/1/11 (b).....       339,000
    575,000         Eagle-Picher Industries, Inc., Sr. Notes, 9.750% due
                     9/1/13.....................................................       635,375
    425,000         Fedders North America, Inc., 9.375% due 8/15/07.............       440,937
    425,000         Flowserve Corp., 12.250% due 8/15/10........................       493,000
    175,000         Ford Motor Co., Notes, 7.450% due 7/16/31...................       176,306
    275,000         General Binding Corp., 9.375% due 6/1/08....................       278,781
    275,000         General Motors Acceptance Corp., Notes, 6.875% due
                     8/28/12....................................................       295,821
                    General Motors Corp.:
    100,000          Debentures, 8.375% due 7/15/33.............................       113,653
    475,000          Sr. Notes, 7.125% due 7/15/13..............................       519,409
    325,000         Invensys PLC, Sr. Notes, 9.875% due 3/15/11 (b).............       318,978
    325,000         Keystone Automotive Operations Inc., Sr. Sub. Notes, 9.750%
                     due 11/1/13 (b)............................................       356,687
    750,000         L-3 Communications Corp., 7.625% due 6/15/12................       836,250
    500,000         Moll Industries, Inc., Sr. Sub. Notes, 10.500% due 7/1/08
                     (c)(d).....................................................         7,500
    300,000         NMHG Holding Co., 10.000% due 5/15/09.......................       331,500
    300,000         Park-Ohio Industries, Inc., Sr. Sub. Notes, 9.250% due
                     12/1/07....................................................       306,000
    675,000         Sensus Metering Systems Inc., Sr. Sub. Notes, 8.625% due
                     12/15/13 (b)...............................................       689,344
    450,000         Sequa Corp., Sr. Notes, 9.000% due 8/1/09...................       502,875
                    Tenneco Automotive Inc., Series B:
    225,000          11.625% due 10/15/09.......................................       244,125
    300,000          Secured Notes, 10.250% due 7/15/13.........................       351,000
    700,000         Terex Corp., Series B, 10.375% due 4/1/11...................       794,500
                    TRW Automotive Inc.:
    150,000          Sr. Notes, 9.375% due 2/15/13..............................       171,750
     75,000          Sr. Sub. Notes, 11.000% due 2/15/13........................        88,500
                                                                                  ------------
                                                                                     9,635,416
                                                                                  ------------
Media and Cable  -- 6.1%
    675,000         Atlantic Broadband Finance LLC, Sr. Sub. Notes, 9.375% due
                     1/15/14 (b)................................................       680,062
                    Charter Communications Holdings, LLC:
                     Sr. Discount Notes:
    600,000           Zero coupon until 1/15/05, (11.750% thereafter), due
                        1/15/10.................................................       492,000
  1,050,000           Zero coupon until 1/15/06, (13.500% thereafter), due
                        1/15/11.................................................       761,250
  1,255,000           Zero coupon until 4/1/04, (9.920% thereafter), due 4/1/11.     1,044,787
  1,075,000           Zero coupon until 5/15/06, (11.750% thereafter), due
                        5/15/11.................................................       709,500

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

SALOMON  BROTHERS  GLOBAL  PARTNERS  INCOME  FUND  INC.
--------------------------------------
Schedule of Investments (unaudited)  (continued)
February 29, 2004

   FACE
  AMOUNT                                    SECURITY(a)                              VALUE
----------------------------------------------------------------------------------------------
Media and Cable -- 6.1% (continued)
                    Charter Communications Holdings, LLC (continued):
                     Sr. Notes:
$   250,000           8.250% due 4/1/07.........................................  $    232,187
    275,000           10.750% due 10/1/09.......................................       243,375
    250,000           10.250% due 1/15/10.......................................       218,125
                    CSC Holdings Inc., Sr. Sub. Debentures:
     75,000          9.875% due 2/15/13.........................................        78,281
  1,100,000          10.500% due 5/15/16........................................     1,267,750
    225,000         Dex Media East LLC, 9.875% due 11/15/09.....................       255,375
    975,000         Dex Media Inc., Discount Notes, (zero coupon until 11/15/08,
                     9.000% thereafter), due 11/15/13 (b).......................       655,687
    325,000         Dex Media West LLC, Sr. Sub. Notes, 9.875% due 8/15/13 (b)..       366,437
    500,000         DirecTV Holdings LLC, Sr. Notes, 8.375% due 3/15/13.........       571,250
                    EchoStar DBS Corp., Sr. Notes:
    300,000          10.375% due 10/1/07........................................       329,625
    504,000          9.125% due 1/15/09.........................................       573,300
    300,000         Granite Broadcasting Corp., Secured Notes, 9.750% due
                     12/1/10 (b)................................................       296,250
    325,000         Houghton Mifflin Co., Sr. Discount Notes, (zero coupon until
                     10/15/08, 11.500% thereafter), due 10/15/13 (b)............       198,250
    600,000         Insight Midwest, L.P., Sr. Notes, 10.500% due 11/1/10.......       651,000
    300,000         Interep National Radio Sales, Inc., Series B, 10.000% due
                     7/1/08.....................................................       268,500
     50,000         Mediacom Broadband LLC, 11.000% due 7/15/13.................        54,500
    700,000         Mediacom LLC, Sr. Notes, 9.500% due 1/15/13.................       714,000
    550,000         NextMedia Operating, Inc., 10.750% due 7/1/11...............       620,125
    675,000         Pegasus Satellite Communications, Inc., Sr. Discount Notes,
                     (zero coupon until 3/1/04, 13.500% thereafter), due
                     3/1/07.....................................................       560,250
                    R.H. Donnelly Finance Corp. I:
    225,000          10.875% due 12/15/12.......................................       268,875
    100,000          10.875% due 12/15/12 (b)...................................       119,500
    375,000         Radio One, Inc., Series B, 8.875% due 7/1/11................       416,250
    600,000         Spanish Broadcasting System, Inc., 9.625% due 11/1/09.......       637,500
                    Telewest Communications PLC:
    390,000          Sr. Discount Notes, (zero coupon until 2/1/05, 11.375%
                      thereafter), due 2/1/10...................................       194,025
  1,065,000          Sr. Notes, 11.250% due 11/1/08 (c).........................       708,225
    850,000         Time Warner Inc., 7.625% due 4/15/31........................       992,207
    250,000         Vivendi Universal SA, Sr. Notes, 9.250% due 4/15/10.........       295,625
    585,000         Yell Finance BV, Sr. Notes, 10.750% due 8/1/11..............       687,375
                                                                                  ------------
                                                                                    16,161,448
                                                                                  ------------
Services and Other  -- 1.2%
                    Allied Waste North America, Inc., Series B:
     43,000          7.875% due 1/1/09..........................................        44,905
    325,000          10.000% due 8/1/09.........................................       350,594
    225,000          9.250% due 9/1/12..........................................       254,813

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

SALOMON  BROTHERS  GLOBAL  PARTNERS  INCOME  FUND  INC.
--------------------------------------
Schedule of Investments (unaudited)  (continued)
February 29, 2004

   FACE
  AMOUNT                                    SECURITY(a)                              VALUE
----------------------------------------------------------------------------------------------
Services and Other -- 1.2% (continued)
$   350,000         Brand Services, Inc., 12.000% due 10/15/12..................  $    411,250
    300,000         COMFORCE Operating Inc., Sr. Notes, Series B, 12.000% due
                     12/1/07....................................................       246,000
  1,250,000         The Holt Group, Inc., 9.750% due 1/15/06 (c)................        18,750
                    Mail-Well I Corp.:
    555,000          Series B, 8.750% due 12/15/08..............................       582,056
    600,000          Sr. Sub. Notes, 7.875% due 12/1/13 (b).....................       582,000
    225,000         Muzak LLC, Sr. Notes, 10.000% due 2/15/09...................       237,938
  2,000,000         Safety-Kleen Services, Inc., 9.250% due 6/1/08 (c)..........         5,000
    450,000         SITEL Corp., 9.250% due 3/15/06.............................       444,938
                                                                                  ------------
                                                                                     3,178,244
                                                                                  ------------
Technology  -- 0.9%
  1,450,000         Lucent Technologies Inc., Debentures, 6.450% due 3/15/29....     1,192,625
    625,000         Unisys Corp., Sr. Notes, 8.125% due 6/1/06..................       681,250
    475,000         Xerox Capital (Europe) PLC, 5.875% due 5/15/04..............       478,563
                                                                                  ------------
                                                                                     2,352,438
                                                                                  ------------
Telecommunications  -- 6.0%
                    Alamosa (Delaware) Inc.:
    308,750          11.000% due 7/31/10........................................       331,906
    339,555          Zero coupon until 7/31/05, (12.000% thereafter), due
                     7/31/09....................................................       310,693
    525,000         American Cellular Escrow Corp., Sr. Notes, Series B, 10.000%
                     due 8/1/11.................................................       530,250
                    American Tower Corp., Sr. Notes:
    850,000          9.375% due 2/1/09..........................................       905,250
    200,000          7.500% due 5/1/12 (b)......................................       193,000
    365,000         American Tower Escrow Corp., Discount Notes, zero coupon due
                     8/1/08.....................................................       257,325
    600,000         AT&T Corp., Sr. Notes, 8.750% due 11/15/31..................       709,537
                    AT&T Wireless Services Inc.:
    775,000          Notes, 8.125% due 5/1/12...................................       932,475
                     Sr. Notes:
    475,000           7.875% due 3/1/11.........................................       559,864
    375,000           8.750% due 3/1/31.........................................       481,948
                    Crown Castle International Corp., Sr. Notes:
  1,000,000          10.750% due 8/1/11.........................................     1,125,000
    225,000          7.500% due 12/1/13 (b).....................................       226,687
    500,000         Dobson Communications Corp., Sr. Notes, 10.875% due
                     7/1/10.....................................................       480,000
    350,000         Inmarsat Finance PLC, 7.625% due 6/30/12 (b)................       369,250
                    Nextel Communications, Inc., Sr. Notes:
    400,000          9.375% due 11/15/09........................................       436,500
  1,250,000          7.375% due 8/1/15..........................................     1,353,125
  1,025,000         Qwest Corp., Notes, 9.125% due 3/15/12 (b)..................     1,173,625
                    Qwest Services Corp., Notes:
  1,000,000          13.500% due 12/15/10 (b)...................................     1,177,500
    231,000          14.000% due 12/15/14 (b)...................................       280,665

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

SALOMON  BROTHERS  GLOBAL  PARTNERS  INCOME  FUND  INC.
--------------------------------------
Schedule of Investments (unaudited)  (continued)
February 29, 2004

   FACE
  AMOUNT                                    SECURITY(a)                              VALUE
----------------------------------------------------------------------------------------------
Telecommunications -- 6.0% (continued)
                    SBA Communications Corp.:
                     Sr. Discount Notes:
$   108,000           12.000% due 3/1/08........................................  $    116,640
    150,000           Zero coupon until 12/15/07, (9.750% thereafter), due
                       12/15/11 (b).............................................       104,250
    575,000          Sr. Notes, 10.250% due 2/1/09..............................       579,312
    275,000         SpectraSite, Inc., Sr. Notes, 8.250% due 5/15/10............       290,813
                    Sprint Capital Corp.:
    875,000          6.875% due 11/15/28........................................       901,192
    775,000          8.750% due 3/15/32.........................................       964,722
                    UbiquiTel Operating Co.:
    150,000          Sr. Notes, 9.875% due 3/1/11 (b)...........................       147,750
    575,000          Zero coupon until 4/15/05, (14.000% thereafter), due
                      4/15/10...................................................       531,875
    500,000         Western Wireless Corp., Sr. Notes, 9.250% due 7/15/13.......       527,500
                                                                                  ------------
                                                                                    15,998,654
                                                                                  ------------
Transportation  -- 0.4%
                    Continental Airlines, Inc., Pass-Through Certificates:
    394,014          Series 00-2, 8.312% due 4/2/11.............................       364,650
    419,583          Series 981C, 6.541% due 9/15/08............................       400,412
    225,000         General Maritime Corp., Sr. Notes, 10.000% due 3/15/13......       254,250
                                                                                  ------------
                                                                                     1,019,312
                                                                                  ------------
Utilities  -- 3.3%
                    The AES Corp.:
                     Sr. Notes:
    400,000           8.750% due 6/15/08........................................       422,000
    300,000           9.375% due 9/15/10........................................       329,250
                     Sr. Sub. Notes:
     50,000           8.375% due 8/15/07........................................        51,000
    525,000           8.500% due 11/1/07........................................       539,437
    550,000         Allegheny Energy Supply Statutory Trust 2001, Secured Notes,
                     10.250% due 11/15/07 (b)...................................       594,000
  1,825,000         Calpine Canada Energy Finance ULC, 8.500% due 5/1/08........     1,418,937
                    Calpine Corp.:
    350,000          Secured Notes, 8.500% due 7/15/10 (b)......................       323,750
    250,000          Sr. Notes, 8.625% due 8/15/10..............................       191,875
                    Edison Mission Energy, Sr. Notes:
     50,000          10.000% due 8/15/08........................................        52,750
  1,100,000          7.730% due 6/15/09.........................................     1,061,500
    300,000          9.875% due 4/15/11.........................................       316,500
    950,000         Mirant Americas Generation, LLC, Sr. Notes, 9.125% due
                     5/1/31 (c).................................................       764,750
  1,200,000         NRG Energy, Inc., Secured Notes, 8.000% due 12/15/13 (b)....     1,245,000

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

SALOMON  BROTHERS  GLOBAL  PARTNERS  INCOME  FUND  INC.
--------------------------------------
Schedule of Investments (unaudited)  (continued)
February 29, 2004

   FACE
  AMOUNT                                    SECURITY(a)                              VALUE
----------------------------------------------------------------------------------------------
Utilities -- 3.3% (continued)
                    Reliant Resources, Inc., Secured Notes:
$   725,000          9.250% due 7/15/10.........................................  $    783,000
    550,000          9.500% due 7/15/13.........................................       599,500
                                                                                  ------------
                                                                                     8,693,249
                                                                                  ------------

                    Total Corporate Notes and Bonds (Cost  -- $122,830,251).....   126,778,891
                                                                                  ------------
Convertible Notes and Bonds  -- 0.5%
Consumer Non-Cyclicals  -- 0.3%
    650,000         Elan Pharm Inv., Secured Notes, 7.720% due 3/15/05..........       656,500
                                                                                  ------------
Technology  -- 0.1%
    475,000         Sanmina-SCI Corp., Sub. Debentures, zero coupon due
                     9/12/20....................................................       247,000
                                                                                  ------------
Telecommunications  -- 0.1%
    325,000         American Tower Corp., Notes, 5.000% due 2/15/10.............       322,156
                                                                                  ------------

                    Total Convertible Notes and Bonds (Cost  -- $1,014,180).....     1,225,656
                                                                                  ------------
Sovereign Bonds  -- 40.7%
Argentina  -- 0.2%
  1,125,000         Republic of Argentina, DISC, Series L, 2.0625% due
                     3/31/23 (c).................................................       556,875
                                                                                  ------------
Brazil  -- 10.1%
                    Federal Republic of Brazil:
    600,000          10.125% due 5/15/27........................................       595,500
  4,400,000          12.250% due 3/6/30.........................................     5,170,000
  1,205,000          11.000% due 8/17/40........................................     1,265,852
 13,286,914          C Bond, 8.000% due 4/15/14.................................    12,726,339
  4,275,000          DCB, Series L, 2.0625% due 4/15/12 (e).....................     3,681,844
  3,532,692          FLIRB, Series L, 2.000% due 4/15/09 (e)....................     3,258,909
                                                                                  ------------
                                                                                    26,698,444
                                                                                  ------------
Bulgaria  -- 0.5%
  1,150,000         Republic of Bulgaria, 8.250% due 1/15/15....................     1,384,313
                                                                                  ------------
Colombia  -- 2.5%
                    Republic of Colombia:
  1,637,000          8.625% due 4/1/08..........................................     1,819,526
  2,000,000          10.000% due 1/23/12........................................     2,239,000
  2,275,000          10.750% due 1/15/13........................................     2,630,469
                                                                                  ------------
                                                                                     6,688,995
                                                                                  ------------

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

SALOMON  BROTHERS  GLOBAL  PARTNERS  INCOME  FUND  INC.
--------------------------------------
Schedule of Investments (unaudited)  (continued)
February 29, 2004

   FACE
  AMOUNT                                    SECURITY(a)                              VALUE
----------------------------------------------------------------------------------------------
Costa Rica -- 0.4%
$ 1,000,000         Republic of Costa Rica, 6.914% due 1/31/08 (b)..............  $  1,085,000
                                                                                  ------------
Dominican Republic  -- 0.3%
  1,000,000         Dominican Republic, 9.500% due 9/27/06......................       735,000
                                                                                  ------------
Ecuador  -- 2.3%
                    Republic of Ecuador:
  6,025,000          12.000% due 11/15/12.......................................     6,003,912
    250,000          7.000% due 8/15/30 (e).....................................       207,562
                                                                                  ------------
                                                                                     6,211,474
                                                                                  ------------
Mexico  -- 6.3%
  1,200,000         PEMEX Project Funding Master Trust, 6.125% due 8/15/08......     1,286,400
                    United Mexican States:
  6,225,000          6.625% due 3/3/15..........................................     6,642,075
    525,000          11.375% due 9/15/16........................................       779,625
    500,000          8.125% due 12/30/19........................................       580,375
  5,450,000          8.300% due 8/15/31.........................................     6,346,525
  1,075,000          7.500% due 4/8/33..........................................     1,161,269
                                                                                  ------------
                                                                                    16,796,269
                                                                                  ------------
Panama  -- 2.2%
                    Republic of Panama:
    525,000          9.625% due 2/8/11..........................................       609,000
  3,800,000          9.375% due 1/16/23.........................................     4,161,000
    850,000          9.375% due 4/1/29..........................................       958,375
                                                                                  ------------
                                                                                     5,728,375
                                                                                  ------------
Peru  -- 1.5%
                    Republic of Peru:
  2,425,000          8.750% due 11/21/33........................................     2,340,125
  1,335,000          FLIRB, 4.500% due 3/7/17 (e)...............................     1,158,113
    376,000          PDI, 5.000% due 3/7/17 (e).................................       344,980
                                                                                  ------------
                                                                                     3,843,218
                                                                                  ------------
Philippines  -- 2.2%
                    Republic of Philippines:
  1,550,000          9.375% due 1/18/17.........................................     1,606,188
  3,675,000          10.625% due 3/16/25........................................     3,926,370
    238,000          FLIRB, Series B, 2.0625% due 6/1/08 (e)....................       220,745
                                                                                  ------------
                                                                                     5,753,303
                                                                                  ------------
Russia  -- 7.7%
 20,755,540         Russian Federation, 5.000% due 3/31/30 (e)(f)...............    20,444,207
                                                                                  ------------

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

SALOMON  BROTHERS  GLOBAL  PARTNERS  INCOME  FUND  INC.
--------------------------------------
Schedule of Investments (unaudited)  (continued)
February 29, 2004

   FACE
  AMOUNT                                    SECURITY(a)                              VALUE
----------------------------------------------------------------------------------------------
Turkey -- 2.3%
                    Republic of Turkey:
$ 3,200,000          11.500% due 1/23/12........................................  $  4,048,000
    425,000          11.000% due 1/14/13........................................       530,188
    550,000          9.500% due 1/15/14.........................................       639,375
    575,000          11.875% due 1/15/30 (f)....................................       811,469
                                                                                  ------------
                                                                                     6,029,032
                                                                                  ------------
Venezuela  -- 2.2%
                    Republic of Venezuela:
    775,000          5.375% due 8/7/10..........................................       604,500
  4,400,000          9.250% due 9/15/27.........................................     3,704,800
  1,250,000          9.375% due 1/13/34.........................................     1,040,625
    571,410          DCB, Series DL, 2.125% due 12/18/07 (e)....................       519,983
                                                                                  ------------
                                                                                     5,869,908
                                                                                  ------------

                    Total Sovereign Bonds (Cost  -- $97,341,799)................   107,824,413
                                                                                  ------------

Loan Participations (e)(g)  -- 1.3%
  3,520,832         Kingdom of Morocco, Tranche A, 2.03125% due 1/2/09 (J.P.
                     Morgan Chase & Co., Merrill Lynch, Pierce, Fenner & Smith
                     Inc. and UBS PaineWebber Inc.)
                     (Cost  -- $3,297,450)......................................     3,472,421
                                                                                  ------------
  SHARES
-----------
Common Stock (h) -- 2.1%
     12,166         Axiohm Transaction Solutions, Inc. (d)......................             0
          5         Glasstech Inc. (d)..........................................             0
      5,664         Mattress Discounters Co. (d)................................        50,976
     29,465         NTL Inc.....................................................     2,020,120
     27,106         SpectraSite, Inc............................................       992,080
    273,347         UnitedGlobalCom, Inc., Class A Shares.......................     2,594,063
                                                                                  ------------

                    Total Common Stock (Cost  -- $5,614,179)....................     5,657,239
                                                                                  ------------

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

SALOMON  BROTHERS  GLOBAL  PARTNERS  INCOME  FUND  INC.
--------------------------------------
Schedule of Investments (unaudited)  (continued)
February 29, 2004

    SHARES                                    SECURITY(a)                             VALUE
----------------------------------------------------------------------------------------------
Escrow Shares (d)(h) -- 0.0%
  1,750,000         Breed Technologies, Inc.....................................  $          0
  1,000,000         Imperial Sugar Co...........................................             0
    625,000         Pillowtex Corp..............................................             0
    397,208         Vlasic Foods International Inc..............................        35,749
                                                                                  ------------

                    Total Escrow Shares (Cost  -- $0)...........................        35,749
                                                                                  ------------
Preferred Stock  -- 0.4%
        902         Alamosa Holdings, Inc., Series B, 7.500% due 7/31/13........       409,400
         12         Anvil Holdings Inc., Series B, 13.000% (h)..................           127
                    CSC Holdings Inc.:
      5,975          Series H, 11.750% due 10/1/07..............................       633,350
        550          Series M, 11.125% due 4/1/08...............................        58,163
          5         Glasstech Inc. (d)(h).......................................             0
                    TCR Holding Corp. (d)(h):
      4,091          Class B....................................................             4
      2,250          Class C....................................................             2
      5,932          Class D....................................................             6
     12,271          Class E....................................................            12
                                                                                  ------------

                    Total Preferred Stock (Cost  -- $787,472)...................     1,101,064
                                                                                  ------------

 WARRANTS/
  RIGHTS
-----------
Warrants and Rights (h) -- 0.1%
        365         American Tower Escrow Corp., (Exercise price of $0.01 per
                     share expiring on 8/1/08. Each warrant exercisable for
                     14.095 shares of common stock.)............................        49,822
  1,837,246         ContiFinancial Corp., Units of Interest, (Represents
                     interests in a trust in the liquidation of ContiFinancial
                     Corp. and its affiliates.).................................        27,559
      1,000         Mattress Discounters Co., (Exercise price of $0.01 per share expiring on 7/15/07. Each warrant exercisable for 4.850
                     shares of Class A common stock and 0.539 shares of Class L
                     common stock.).............................................            10
      4,202         Pillowtex Corp., (Exercise price of $28.99 per share
                     expiring on 11/24/09. Each warrant exercisable for 1 share
                     of common stock.) (d)......................................             0
        750         UbiquiTel Operating Co., (Exercise price of $22.74 per share expiring on 4/15/10. Each warrant exercisable for 5.965
                     shares of common stock.)...................................             8
    192,000         United Mexican States Rights................................           672
     39,270         Venezuela Discount Rights (d)...............................             0
                                                                                  ------------

                    Total Warrants and Rights (Cost  -- $100,273)...............        78,071
                                                                                  ------------

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

SALOMON  BROTHERS  GLOBAL  PARTNERS  INCOME  FUND  INC.
--------------------------------------
Schedule of Investments (unaudited)  (continued)
February 29, 2004

   FACE
  AMOUNT                                    SECURITY(a)                              VALUE
----------------------------------------------------------------------------------------------
Short-Term Investments -- 7.0%
Commercial Paper -- 2.6%
$ 2,500,000         Bryant Park Funding LLC, yield 1.050% due 3/1/04............  $  2,500,000
  4,500,000         Clipper Receivables Corp., yield 1.050% due 3/1/04..........     4,500,000
                                                                                  ------------

                    Total Commercial Paper (Cost  -- $7,000,000)................     7,000,000
                                                                                  ------------
Repurchase Agreements  -- 4.4%
  4,500,000         Deutsche Bank Securities Inc. dated 2/27/04, 0.99%
                     due 3/1/04; Proceeds at maturity -- $4,500,371;
                     (Fully collateralized by various U.S. Treasury obligations,
                     0.000% to 3.000% due 11/15/09 to 7/15/12; Market value  --
                     $4,634,332)................................................     4,500,000
  2,626,000         Merrill Lynch Government Securities Inc. dated 2/27/04,
                     0.97% due 3/1/04; Proceeds at maturity  -- $2,626,212;
                     (Fully collateralized by U.S. Treasury Bonds and Notes,
                     4.620% to 10.370% due 8/15/04 to 8/15/19; Market value
                     -- $2,678,526).............................................     2,626,000
  4,500,000         Morgan Stanley & Co. Inc. dated 2/27/04, 0.98% due 3/1/04;
                     Proceeds at maturity -- $4,500,368; (Fully collateralized
                     by various U.S. Treasury Obligations, 0.000% to 8.000% due
                     7/15/12 to 11/1/33; Market value  -- $4,628,722)...........     4,500,000
                                                                                  ------------

                    Total Repurchase Agreements (Cost  -- $11,626,000)..........    11,626,000
                                                                                  ------------

                    Total Short-Term Investments (Cost  -- $18,626,000).........    18,626,000
                                                                                  ------------

                    Total Investments  -- 100.0% (Cost  -- $249,611,604*).......  $264,799,504
                                                                                  ------------
                                                                                  ------------

---------

(a) All securities segregated as collateral pursuant to loan agreement.

(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. These securities have been deemed liquid pursuant to guidelines approved by the Board of Directors.

(c) Security is currently in default.

(d) Security is valued in accordance with fair valuation procedures.

(e) Interest rate shown reflects current rate on instruments with variable rate or step coupon rates.

(f) All or a portion of this security is held as collateral for reverse repurchase agreements (Note 6).

(g) Participation interests were acquired through the financial institutions indicated parenthetically.

(h) Non-income producing security.

 *  Aggregate cost for Federal income tax purposes is substantially the same.

    Abbreviations used in this schedule:

    C Bond     --    Capitalization Bond
    DCB        --    Debt Conversion Bond
    DISC       --    Discount Bond
    FLIRB      --    Front-Loaded Interest Reduction Bond.
    PDI        --    Past Due Interest

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

SALOMON  BROTHERS  GLOBAL  PARTNERS  INCOME  FUND  INC.
--------------------------------------------------
Statement of Assets and Liabilities (unaudited)
February 29, 2004

ASSETS:
   Investments, at value (Cost  -- $249,611,604)............  $264,799,504
   Cash.....................................................         1,299
   Interest receivable......................................     5,089,249
   Receivable for securities sold...........................         3,279
                                                              ------------
   TOTAL ASSETS.............................................   269,893,331
                                                              ------------
LIABILITIES:
   Loan payable (Note 4)....................................    59,124,414
   Payable for open reverse repurchase agreement (Note 6)...    15,838,500
   Payable for securities purchased.........................     6,736,828
   Loan interest payable (Note 4)...........................       232,148
   Management fee payable...................................       156,776
   Dividends payable........................................       125,368
   Accrued expenses.........................................       180,124
                                                              ------------
   TOTAL LIABILITIES........................................    82,394,158
                                                              ------------
TOTAL NET ASSETS............................................  $187,499,173
                                                              ------------
                                                              ------------
NET ASSETS:
   Common stock ($0.001 par value, 100,000,000 shares
    authorized; 15,133,790 shares outstanding)..............  $     15,134
   Capital paid in excess of par value......................   207,485,512
   Overdistributed net investment income....................    (2,421,674)
   Accumulated net realized loss from investment
    transactions............................................   (32,767,699)
   Net unrealized appreciation of investments...............    15,187,900
                                                              ------------
TOTAL NET ASSETS............................................  $187,499,173
                                                              ------------
                                                              ------------
NET ASSET VALUE, PER SHARE ($187,499,173 [div] 15,133,790
 shares outstanding)........................................        $12.39
                                                                    ------
                                                                    ------

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

SALOMON  BROTHERS  GLOBAL  PARTNERS  INCOME  FUND  INC.
--------------------------------------
Statement of Operations (unaudited)
For the Six Months Ended February 29, 2004

INVESTMENT INCOME:
   Interest.................................................  $ 10,498,348
   Dividends................................................         3,864
                                                              ------------
   TOTAL INVESTMENT INCOME..................................    10,502,212
                                                              ------------
EXPENSES:
   Management fee (Note 2)..................................       962,309
   Interest expense (Note 4)................................       697,619
   Audit and legal..........................................        49,027
   Shareholder communications...............................        42,339
   Custody..................................................        35,883
   Directors' fees..........................................        26,406
   Listing fees.............................................        17,394
   Transfer agency services.................................        15,320
   Insurance................................................         1,939
   Other....................................................         6,169
                                                              ------------
   TOTAL EXPENSES...........................................     1,854,405
                                                              ------------
NET INVESTMENT INCOME.......................................     8,647,807
                                                              ------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTES 1 AND 3):
   Realized Gain From Investment Transactions (excluding
    short-term investments):
      Proceeds from sales...................................    90,713,404
      Cost of securities sold...............................    81,404,931
                                                              ------------
   NET REALIZED GAIN........................................     9,308,473
                                                              ------------
   Change in Net Unrealized Appreciation of Investments:
      Beginning of period...................................     9,841,510
      End of period.........................................    15,187,900
                                                              ------------
   INCREASE IN NET UNREALIZED APPRECIATION..................     5,346,390
                                                              ------------
NET GAIN ON INVESTMENTS.....................................    14,654,863
                                                              ------------
INCREASE IN NET ASSETS FROM OPERATIONS......................  $ 23,302,670
                                                              ------------
                                                              ------------

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

SALOMON  BROTHERS  GLOBAL  PARTNERS  INCOME  FUND  INC.
----------------------------------------------------
Statements of Changes in Net Assets
For the Six Months Ended February 29, 2004 (unaudited) and the Year Ended August 31, 2003

                                                                  2004           2003
-----------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income....................................  $  8,647,807   $ 19,639,772
   Net realized gain........................................     9,308,473     10,658,635
   Increase in net unrealized appreciation..................     5,346,390     31,205,850
                                                              ------------   ------------
   INCREASE IN NET ASSETS FROM OPERATIONS...................    23,302,670     61,504,257
                                                              ------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income....................................   (10,767,217)   (21,411,087)
                                                              ------------   ------------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
    SHAREHOLDERS............................................   (10,767,217)   (21,411,087)
                                                              ------------   ------------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares issued on reinvestment of dividends
    (44,139 and 126,042 shares issued, respectively)........       613,082      1,406,757
                                                              ------------   ------------
   INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS...       613,082      1,406,757
                                                              ------------   ------------
INCREASE IN NET ASSETS......................................    13,148,535     41,499,927
NET ASSETS:
   Beginning of period......................................   174,350,638    132,850,711
                                                              ------------   ------------
   END OF PERIOD*...........................................  $187,499,173   $174,350,638
                                                              ------------   ------------
                                                              ------------   ------------
*Includes overdistributed net investment income of:.........   $(2,421,674)     $(302,264)
                                                              ------------   ------------
                                                              ------------   ------------

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

SALOMON  BROTHERS  GLOBAL  PARTNERS  INCOME  FUND  INC.
---------------------------------------
Statement of Cash Flows (unaudited)
For the Six Months Ended February 29, 2004

CASH FLOWS PROVIDED (USED) BY OPERATING AND INVESTING
 ACTIVITIES:
   Interest and dividends received..........................  $  9,239,959
   Dividends payable........................................       125,368
   Operating expenses paid..................................    (1,154,457)
   Net purchases of short-term investments..................   (18,231,000)
   Net purchases of long-term investments...................   (87,290,110)
   Proceeds from disposition of long-term investments.......    92,332,698
   Interest paid............................................      (705,912)
                                                              ------------
   NET CASH FLOWS USED BY OPERATING AND INVESTING
    ACTIVITIES..............................................    (5,683,454)
                                                              ------------
CASH FLOWS PROVIDED (USED) BY FINANCING ACTIVITIES:
   Cash dividends paid on Common Stock......................   (10,767,217)
   Proceeds from reverse repurchase agreement...............    15,838,500
   Proceeds from reinvestment of dividends..................       613,082
                                                              ------------
   NET CASH FLOWS PROVIDED BY FINANCING ACTIVITIES..........     5,684,365
                                                              ------------
NET INCREASE IN CASH........................................           911
Cash, Beginning of period...................................           388
                                                              ------------
CASH, END OF PERIOD.........................................  $      1,299
                                                              ------------
                                                              ------------
RECONCILIATION OF INCREASE IN NET ASSETS FROM OPERATIONS TO
NET CASH FLOWS PROVIDED (USED) BY OPERATING AND INVESTING
ACTIVITIES:
   INCREASE IN NET ASSETS FROM OPERATIONS...................  $ 23,302,670
                                                              ------------
   Accretion of discount on investments.....................    (1,419,037)
   Amortization of premium on investments...................       181,547
   Increase in investments, at value........................   (35,184,168)
   Increase in interest receivable..........................       (24,763)
   Decrease in receivable for investments sold..............       604,065
   Decrease in prepaid expenses.............................        12,103
   Increase in payable of investments purchased.............     6,736,828
   Decrease in interest payable on loan.....................        (8,293)
   Increase in dividends payable............................       125,368
   Decrease in accrued expenses.............................        (9,774)
                                                              ------------
   TOTAL ADJUSTMENTS........................................   (28,986,124)
                                                              ------------
NET CASH FLOWS USED BY OPERATING AND INVESTING ACTIVITIES...  $ (5,683,454)
                                                              ------------
                                                              ------------

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

SALOMON  BROTHERS  GLOBAL  PARTNERS  INCOME  FUND  INC.
----------------------------------------------
Notes to Financial Statements (unaudited)

Note 1. Significant Accounting Policies

Salomon Brothers Global Partners Income Fund Inc. ('Fund'), was incorporated in Maryland on September 3, 1993 and is registered as a non-diversified, closed-end, management investment company under the Investment Company Act of 1940, as amended. The Fund commenced operations on October 29, 1993. The Fund seeks to maintain a high level of current income by investing primarily in a portfolio of high-yield U.S. and non-U.S. corporate debt securities and high-yield foreign sovereign debt securities. As a secondary objective, the Fund seeks capital appreciation.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ('GAAP'). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

SECURITIES VALUATION. In valuing the Fund's assets, all securities for which market quotations are readily available are valued (i) at the last sale price prior to the time of determination if there were a sale on the date of determination, (ii) at the mean between the last current bid and asked prices if there were no sales on such date and bid and asked quotations are available, and
(iii) at the bid price if there were no sales price on such date and only bid quotations are available. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last current bid and asked price as of the close of business of that market. However, when the spread between bid and asked price exceeds five percent of the par value of the security, the security is valued at the bid price. Securities may also be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Short-term investments having a maturity of 60 days or less are valued at amortized cost which approximates market value. Securities for which reliable quotations are not readily available are valued at fair value as determined in good faith by, or under procedures established by, the Board of Directors.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are recorded on the trade date. Interest income is accrued on a daily basis. Market discount and premium on securities purchased is accreted and amortized on an effective yield basis over the life of the security. The Fund uses the specific identification method for determining realized gain or loss on investments sold.

FEDERAL INCOME TAXES. The Fund has complied and intends to continue to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated

SALOMON  BROTHERS  GLOBAL  PARTNERS  INCOME  FUND  INC.
----------------------------------------------
Notes to Financial Statements (unaudited)  (continued)

investment companies, and to distribute all of its income and capital gains, if any, to its shareholders. Therefore, no federal income tax or excise tax provision is required.

DIVIDENDS AND DISTRIBUTIONS. The Fund declares and pays dividends to shareholders monthly. Net realized gains, if any, in excess of loss carryovers are expected to be distributed, at least, annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are due primarily to deferral of wash sale and post-October losses. These 'book/tax' differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their Federal income tax basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as tax return of capital.

REPURCHASE AGREEMENTS. When entering into repurchase agreements, it is the Fund's policy that a custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

CASH FLOW INFORMATION. The Fund invests in securities and distributes dividends from net investment income and net realized gains from investment transactions. These activities are reported in the Statement of Changes in Net Assets. Additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value and accreting discount and amortizing premium on debt obligations.

YEAR END TAX RECLASSIFICATIONS. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from GAAP.

Note 2. Management and Advisory Fees and Other Transactions

The Fund is a party to an investment advisory and administration agreement with Salomon Brothers Asset Management Inc ('SBAM'), an indirect wholly-owned subsidiary of Citigroup Inc. ('Citigroup'). Pursuant to a Sub-Administration Agreement, SBAM has delegated certain administrative services to Smith Barney Fund Management LLC ('SBFM'), another indirect wholly-owned subsidiary of Citigroup and an affiliate of SBAM. The sub-administration agreement is between SBAM and SBFM. The Fund pays SBAM a monthly fee at an annual rate of 1.05%

SALOMON  BROTHERS  GLOBAL  PARTNERS  INCOME  FUND  INC.
----------------------------------------------
Notes to Financial Statements (unaudited)  (continued)

of the Fund's average weekly net assets for its services. This fee is calculated daily and paid monthly.

Certain officers and/or directors of the Fund are also officers and/or directors of SBAM.

Note 3. Portfolio Activity

During the six months ended February 29, 2004, the aggregate cost of purchases and proceeds from sales of investments (including maturities of long-term investments, but excluding short-term investments) were as follows:

Purchases...................................................  $94,026,938
                                                              -----------
                                                              -----------
Sales.......................................................  $90,713,404
                                                              -----------
                                                              -----------

At February 29, 2004, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

Gross unrealized appreciation...............................  $22,298,674
Gross unrealized depreciation...............................   (7,110,774)
                                                              -----------
Net unrealized appreciation.................................  $15,187,900
                                                              -----------
                                                              -----------

Note 4. Loan

At February 29, 2004, the Fund had $59,124,414 outstanding of an available $81,000,000 loan pursuant to a revolving credit and security agreement with CXC LLC ('CXC'), an affiliate of Citigroup. CXC, a commercial paper conduit issuer for Citicorp North America Inc., an affiliate of the adviser, acts as administrative agent. The loans generally bear interest at a variable rate based on the weighted average interest rates of the underlying commercial paper or LIBOR, plus any applicable margin. Securities held by the Fund are subject to a lien, granted to the lenders, to the extent of the borrowing outstanding and any additional expenses.

Note 5. Loan Participations

The Fund invests in fixed and floating rate loans arranged through private negotiations between a foreign sovereign entity and one or more financial institutions. The Fund's investment in any such loan may be in the form of a participation in or an assignment of the loan. At February 29, 2004, the Fund held loan participations with a total cost of $3,297,450 and a total market value of $3,472,421.

In connection with purchasing loan participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume

SALOMON  BROTHERS  GLOBAL  PARTNERS  INCOME  FUND  INC.
----------------------------------------------
Notes to Financial Statements (unaudited)  (continued)

the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Note 6. Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements in which a Fund sells portfolio securities and agrees to repurchase them from the buyer at a particular date and price. Whenever a Fund enters into a reverse repurchase agreement, the custodian delivers liquid assets in an amount at least equal to the repurchase price marked-to-market daily (including accrued interest), and subsequently monitors the account to ensure that sure equivalent value is maintained. A Fund pays interest on amounts obtained pursuant to reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings by a Fund. Transactions in reverse repurchase agreements for the Fund during the six months ended February 29, 2004 were as follows:

                                                        AVERAGE           WEIGHTED            MAXIMUM
                                                         DAILY             AVERAGE            AMOUNT
FUND                                                    BALANCE         INTEREST RATE       OUTSTANDING
----                                                    -------         -------------       -----------
Global Partners Income Fund..........................  $3,022,389           1.12%           $15,838,500

Interest rates on reverse repurchase agreements ranged from 0.60% to 1.30% during the six months ended February 29, 2004. Interest expense on reverse repurchase agreements totaled $2,908.

In addition, at February 29, 2004, the Fund had the following open reverse repurchase agreements outstanding:

   FACE
  AMOUNT                               SECURITY                               VALUE
---------                              --------                               -----
 $  793,500  Reverse Repurchase Agreement with J.P. Morgan Chase & Co., dated 2/2/04 bearing 0.600% to be repurchased at $798,340
              on 2/3/05, collateralized by: $811,469 Federal Republic of
              Turkey, 11.875% due 1/15/30................................  $    793,500
 15,045,000  Reverse Repurchase Agreement with J.P. Morgan Chase & Co., dated 2/2/04 bearing 1.300% to be repurchased at
              $15,243,301 on 2/25/05, collateralized by: $14,775,000
              Russian Federation, 5.000% due 3/31/30.....................    15,045,000
                                                                           ------------
             TOTAL REVERSE REPURCHASE AGREEMENTS
             (Cost  -- $15,838,500)......................................  $ 15,838,500
                                                                           ------------
                                                                           ------------

Note 7. Credit Risk

The yields of emerging market debt obligations and high-yield corporate debt obligations reflect, among other things, perceived credit risk. The Fund's investment in securities rated below investment grade typically involves risks not associated with higher rated securities including,

SALOMON  BROTHERS  GLOBAL  PARTNERS  INCOME  FUND  INC.
----------------------------------------------
Notes to Financial Statements (unaudited)  (continued)

among others, overall greater risk of timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of sovereign bonds and loan participations held by the Fund.

The net asset value and/or market value of the Fund could be negatively affected if the Fund were required to liquidate assets in other than an orderly manner and/or in adverse market conditions to repay any loans outstanding.

Note 8. Dividends Subsequent to February 29, 2004

On February 5, 2004, the Board of Directors of the Fund declared three dividends each in the amount of $0.11875 per share, payable on March 26, April 30 and May 28, 2004, to shareholders of record on March 16, April 20 and May 18, 2004, respectively.

Note 9. Additional Information

The Fund has received the following information from Citigroup Asset Management ('CAM'), the Citigroup business unit which includes the Fund's Investment Manager and other investment advisory companies, all of which are indirect, wholly-owned subsidiaries of Citigroup. CAM is reviewing its entry, through an affiliate, into the transfer agent business in the period 1997-1999. As CAM currently understands the facts, at the time CAM decided to enter the transfer agent business, CAM sub-contracted for a period of five years certain of the transfer agency services to a third party and also concluded a revenue guarantee agreement with this sub-contractor providing that the sub-contractor would guarantee certain benefits to CAM or its affiliates (the 'Revenue Guarantee Agreement'). In connection with the subsequent purchase of the sub-contractor's business by an affiliate of the current sub-transfer agent (PFPC Inc.) used by CAM on many of the funds it manages, this Revenue Guarantee Agreement was amended eliminating those benefits in exchange for arrangements that included a one-time payment from the sub-contractor.

The Boards of CAM-managed funds (the 'Boards') were not informed of the Revenue Guarantee Agreement with the sub-contractor at the time the Boards considered and approved the transfer agent arrangements. Nor were the Boards informed of the subsequent amendment to the Revenue Guarantee Agreement when that occurred.

CAM has begun to take corrective actions. CAM will pay to the applicable funds approximately $17 million (plus interest) that CAM and its affiliates received from the Revenue Guarantee Agreement and its amendment. The Fund did not implement the contractual arrangement described above and therefore will not receive any portion of the payment. CAM also plans an independent review to verify that the transfer agency fees charged by CAM were fairly priced as compared to competitive alternatives. CAM is instituting new procedures and making changes designed to ensure no similar arrangements are entered into in the future.

SALOMON  BROTHERS  GLOBAL  PARTNERS  INCOME  FUND  INC.
----------------------------------------------
Notes to Financial Statements (unaudited)  (continued)

CAM has briefed the SEC, the New York State Attorney General and other regulators with respect to this matter, as well as the U.S. Attorney who is investigating the matter. CAM is cooperating with governmental authorities on this matter, the ultimate outcome of which is not yet determinable.

The Fund's transfer agent is American Stock Transfer & Trust Company, which is not affiliated with CAM or PFPC Inc.

SALOMON  BROTHERS  GLOBAL  PARTNERS  INCOME  FUND  INC.
----------------------------------
Financial Highlights

For a share of common stock outstanding throughout each year ended August 31, unless otherwise noted:

                                                  2004(1)      2003       2002       2001       2000       1999
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF PERIOD...........................    $11.55     $ 8.88     $10.77     $11.94     $10.98     $ 9.76
                                                 --------   --------   --------   --------   --------   --------
INCOME (LOSS) FROM OPERATIONS:
 Net investment income(2)......................      0.57       1.30       1.36       1.38       1.44       1.59
 Net realized and unrealized
   gain (loss)(2)..............................      0.98       2.79      (1.83)     (1.12)      0.95       1.30
                                                 --------   --------   --------   --------   --------   --------
Total Income (Loss) From Operations............      1.55       4.09      (0.47)      0.26       2.39       2.89
                                                 --------   --------   --------   --------   --------   --------
LESS DISTRIBUTIONS FROM:
 Net investment income.........................     (0.71)     (1.43)     (1.38)     (1.42)     (1.43)     (1.67)
 Capital.......................................        --         --      (0.05)     (0.01)        --         --
                                                 --------   --------   --------   --------   --------   --------
Total Distributions............................     (0.71)     (1.43)     (1.43)     (1.43)     (1.43)     (1.67)
                                                 --------   --------   --------   --------   --------   --------
INCREASE IN NET ASSET VALUE DUE TO SHARES
 ISSUED ON REINVESTMENT OF DIVIDENDS...........        --       0.01       0.01         --         --         --
                                                 --------   --------   --------   --------   --------   --------
NET ASSET VALUE, END OF PERIOD.................    $12.39     $11.55     $ 8.88     $10.77     $11.94     $10.98
                                                 --------   --------   --------   --------   --------   --------
                                                 --------   --------   --------   --------   --------   --------
MARKET VALUE, END OF PERIOD....................    $15.07     $13.11     $10.43     $11.88   $11.6250   $11.3125
                                                 --------   --------   --------   --------   --------   --------
                                                 --------   --------   --------   --------   --------   --------
TOTAL RETURN,
 BASED ON MARKET VALUE(3)......................    20.94%'DD' 42.71%    (0.25)%     16.26%     17.57%     53.57%
RATIOS TO AVERAGE NET ASSETS:
 Total expenses, including interest expense....     2.03%'D'   2.37%      3.24%      4.90%      4.95%      4.22%
 Total expenses, excluding interest expense
   (operating expenses)........................     1.27%'D'   1.36%      1.43%      1.28%      1.30%      1.27%
 Net investment income(2)......................     9.48%'D'  12.76%     13.80%     12.53%     12.53%     14.26%
PORTFOLIO TURNOVER RATE........................       38%        91%       129%        92%       111%       102%
NET ASSETS, END OF PERIOD (000S)...............  $187,499   $174,351   $132,851   $159,797   $176,070   $162,004
Loans Outstanding, End of Period (000s)........   $59,124    $59,124    $59,124    $75,000    $75,000    $75,000
Weighted Average Loans (000s)..................   $59,124    $59,124    $72,423    $75,000    $75,000    $75,000
Weighted Average Interest Rate on Loans........     2.36%'D'   2.65%      3.71%      7.86%      8.28%      6.42%
----------------------------------------------------------------------------------------------------------------

  (1) For the six months ended February 29, 2004 (unaudited).

  (2) Effective September 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change for the year ended
      August 31, 2002, those amounts would have been $1.37, $1.84 and 13.87% for net investment income, net realized and unrealized loss and the ratio of net investment income to average net assets, respectively.
      Per share, ratios and supplemental data for the periods prior to September 1, 2001 have not been restated to reflect this change in presentation.

  (3) For purposes of this calculation, dividends on common shares are assumed to be reinvested at prices obtained under the Fund's dividend reinvestment plan and the broker commission paid to purchase or sell a share is excluded.

 'DD' Total return is not annualized, as it may not be representative of the total return for the year.

 'D'  Annualized.

SALOMON  BROTHERS  GLOBAL  PARTNERS  INCOME  FUND  INC.
---------------------------------------------------
Additional Shareholder Information (unaudited)

RESULT OF ANNUAL MEETING OF SHAREHOLDERS

The Annual Meeting of Shareholders of Salomon Brothers Global Partners Income Fund Inc. was held on December 11, 2003, for the purposes of considering and voting upon the election of: Daniel P. Cronin, as a Class I Director to serve until the 2004 Annual Meeting; Carol L. Colman to serve as a Class II Director until the 2005 Annual Meeting; and William R. Hutchinson, R. Jay Gerken and Jeswald W. Salacuse as Class III Directors of the Fund, to serve until the 2006 Annual Meeting of Shareholders. The following table provides information concerning the matter voted upon at the Meeting.

1. ELECTION OF DIRECTORS

                                                              VOTES FOR    VOTES WITHHELD
NOMINEES                                                      ---------    --------------
Carol L. Colman.............................................  13,897,008      171,979
Daniel P. Cronin............................................  13,897,634      171,353
R. Jay Gerken...............................................  13,897,873      171,114
William R. Hutchinson.......................................  13,897,873      171,114
Jeswald W. Salacuse.........................................  13,911,943      157,044

At February 29, 2004, in addition to Carol L. Colman, Daniel P. Cronin, R. Jay Gerken, William R. Hutchinson and Jeswald W. Salacuse, the other Directors of the Fund were as follows:

Leslie H. Gelb

Riordan Roett

SALOMON  BROTHERS  GLOBAL  PARTNERS  INCOME  FUND  INC.
--------------------------------------------------------------------------------

PURSUANT TO CERTAIN RULES OF THE SECURITIES AND EXCHANGE COMMISSION, THE FOLLOWING ADDITIONAL DISCLOSURE IS PROVIDED.

Form of Terms and Conditions of Amended and Restated Dividend
Reinvestment and Cash Purchase Plan (unaudited)

1. Each shareholder initially purchasing shares of common stock ('Shares') of Salomon Brothers Global Partners Income Fund Inc. ('Fund'), on or after September 6, 1996 will be deemed to have elected to be a participant in the Amended and Restated Dividend Reinvestment and Cash Purchase Plan ('Plan'), unless the shareholder specifically elects in writing (addressed to the Agent at the address below or to any nominee who holds Shares for the shareholder in its name) to receive all income dividends and distributions of capital gains in cash, paid by check, mailed directly to the record holder by or under the direction of American Stock Transfer & Trust Company as the Fund's dividend-paying agent ('Agent'). A shareholder whose Shares are held in the name of a broker or nominee who does not provide an automatic reinvestment service may be required to take such Shares out of 'street name' and register such Shares in the shareholder's name in order to participate, otherwise dividends and distributions will be paid in cash to such shareholder by the broker or nominee. Each participant in the Plan is referred to herein as a 'Participant.' The Agent will act as Agent for each Participant, and will open accounts for each Participant under the Plan in the same name as their Shares are registered.

2. Unless the Fund declares a dividend or distribution payable only in the form of cash, the Agent will apply all dividends and distributions in the manner set forth below.

3. If, on the determination date, the market price per Share equals or exceeds the net asset value per Share on that date (such condition, a 'market premium'), the Agent will receive the dividend or distribution in newly issued Shares of the Fund on behalf of Participants. If, on the determination date, the net asset value per Share exceeds the market price per Share (such condition, a 'market discount'), the Agent will purchase Shares in the open-market. The determination date will be the fourth New York Stock Exchange trading day (a New York Stock Exchange trading day being referred to herein as a 'Trading Day') preceding the payment date for the dividend or distribution. For purposes herein, 'market price' will mean the average of the highest and lowest prices at which the Shares sell on the New York Stock Exchange on the particular date, or if there is no sale on that date, the average of the closing bid and asked quotations.

4. Purchases made by the Agent will be made as soon as practicable commencing on the Trading Day following the determination date and terminating no later than 30 days after the dividend or distribution payment date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law; provided, however, that such purchases will, in any event, terminate on the Trading Day prior to the 'ex-dividend' date next succeeding the dividend or distribution payment date.

SALOMON  BROTHERS  GLOBAL  PARTNERS  INCOME  FUND  INC.
--------------------------------------------------------------------------------
Form of Terms and Conditions of Amended and Restated Dividend
Reinvestment and Cash Purchase Plan (unaudited)  (continued)

5. If (i) the Agent has not invested the full dividend amount in open-market purchases by the date specified in paragraph 4 above as the date on which such purchases must terminate or (ii) a market discount shifts to a market premium during the purchase period, then the Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued Shares (x) in the case of (i) above, at the close of business on the date the Agent is required to terminate making open-market purchases as specified in paragraph 4 above or (y) in the case of (ii) above, at the close of business on the date such shift occurs; but in no event prior to the payment date for the dividend or distribution.

6. In the event that all or part of a dividend or distribution amount is to be paid in newly issued Shares, such Shares will be issued to Participants in accordance with the following formula: (i) if, on the valuation date, the net asset value per Share is less than or equal to the market price per Share, then the newly issued Shares will be valued at net asset value per Share on the valuation date; provided, however, that if the net asset value is less than 95% of the market price on the valuation date, then such Shares will be issued at 95% of the market price and (ii) if, on the valuation date, the net asset value per Share is greater than the market price per Share, then the newly issued Shares will be issued at the market price on the valuation date. The valuation date will be the dividend or distribution payment date, except that with respect to Shares issued pursuant to paragraph 5 above, the valuation date will be the date such Shares are issued. If a date that would otherwise be a valuation date is not a Trading Day, the valuation date will be the next preceding Trading Day.

7. Participants have the option of making additional cash payments to the Agent, monthly, in a minimum amount of $250, for investment in Shares. The Agent will use all such funds received from Participants to purchase Shares in the open market on or about the first business day of each month. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Agent, Participants should send in voluntary cash payments to be received by the Agent approximately 10 days before an applicable purchase date specified above. A Participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Agent not less than 48 hours before such payment is to be invested.

8. Purchases by the Agent pursuant to paragraphs 4 and 7 above may be made on any securities exchange on which the Shares of the Fund are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Agent shall determine. Funds held by the Agent uninvested will not bear interest, and it is understood that, in any event, the Agent shall have no liability in connection with any inability to purchase Shares within the time periods herein provided, or with the timing of any purchases effected. The Agent shall have no responsibility as to the value of the Shares acquired for the Participant's account. The Agent may commingle amounts of all Participants to be used for open-market purchases of Shares and the price per Share allocable to each Participant in connection

SALOMON  BROTHERS  GLOBAL  PARTNERS  INCOME  FUND  INC.
--------------------------------------------------------------------------------
Form of Terms and Conditions of Amended and Restated Dividend
Reinvestment and Cash Purchase Plan (unaudited)  (continued)

with such purchases shall be the average price (including brokerage commissions) of all Shares purchased by the Agent.

9. The Agent will maintain all Participants' accounts in the Plan and will furnish written confirmations of all transactions in each account, including information needed by Participants for personal and tax records. The Agent will hold Shares acquired pursuant to the Plan in noncertificated form in the Participant's name or that of its nominee, and each Participant's proxy will include those Shares purchased pursuant to the Plan. The Agent will forward to Participants any proxy solicitation material and will vote any Shares so held for Participants only in accordance with the proxy returned by Participants to the Fund. Upon written request, the Agent will deliver to Participants, without charge, a certificate or certificates for the full Shares.

10. The Agent will confirm to Participants each acquisition made for their respective accounts as soon as practicable but not later than 60 days after the date thereof. Although Participants may from time to time have an undivided fractional interest (computed to three decimal places) in a Share of the Fund, no certificates for fractional shares will be issued. Dividends and distributions on fractional shares will be credited to each Participant's account. In the event of termination of a Participant's account under the Plan, the Agent will adjust for any such undivided fractional interest in cash at the market value of the Fund's Shares at the time of termination less the pro rata expense of any sale required to make such an adjustment.

11. Any share dividends or split shares distributed by the Fund on Shares held by the Agent for Participants will be credited to their respective accounts. In the event that the Fund makes available to Participants rights to purchase additional Shares or other securities, the Shares held for Participants under the Plan will be added to other Shares held by the Participants in calculating the number of rights to be issued to Participants.

12. The Agent's service fee for handling capital gains distributions or income dividends will be paid by the Fund. Participants will be charged a pro rata share of brokerage commissions on all open-market purchases.

13. Participants may terminate their accounts under the Plan by notifying the Agent in writing. Such termination will be effective immediately if notice is received by the Agent not less than 10 days prior to any dividend or distribution record date; otherwise such termination will be effective on the first Trading Day after the payment date for such dividend or distribution with respect to any subsequent dividend or distribution. The Plan may be amended or terminated by the Fund as applied to any voluntary cash payments made and any income dividend or capital gains distribution paid subsequent to written notice of the change or termination sent to Participants at least 30 days prior to the record date for the income dividend or capital gains distribution. The Plan may be amended or terminated by the Agent, with the Fund's prior written consent, on at least 30 days' written notice to Participants. Notwithstanding the preceding two sentences, the

SALOMON  BROTHERS  GLOBAL  PARTNERS  INCOME  FUND  INC.
--------------------------------------------------------------------------------
Form of Terms and Conditions of Amended and Restated Dividend
Reinvestment and Cash Purchase Plan (unaudited)  (continued)

Agent or the Fund may amend or supplement the Plan at any time or times when necessary or appropriate to comply with applicable law or rules or policies of the Securities and Exchange Commission or any other regulatory authority. Upon any termination, the Agent will cause a certificate or certificates for the full Shares held by each Participant under the Plan and cash adjustment for any fraction to be delivered to each Participant without charge.

14. Any amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Agent receives written notice of the termination of the Participant's account under the Plan. Any such amendment may include an appointment by the Agent in its place and stead of a successor Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Agent under these terms and conditions. Upon any such appointment of an Agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor Agent, for each Participant's account, all dividends and distributions payable on Shares of the Fund held in each Participant's name or under the Plan for retention or application by such successor Agent as provided in these terms and conditions.

15. In the case of Participants, such as banks, broker-dealers or other nominees, which hold Shares for others who are beneficial owners ('Nominee Holders'), the Agent will administer the Plan on the basis of the number of Shares certified from time to time by each Nominee Holder as representing the total amount registered in the Nominee Holder's name and held for the account of beneficial owners who are to participate in the Plan.

16. The Agent shall at all times act in good faith and use its best efforts within reasonable limits to insure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by its negligence, bad faith, or willful misconduct or that of its employees.

17. All correspondence concerning the Plan should be directed to the Agent at 59 Maiden Lane, New York, New York 10038.

The report is transmitted to the shareholders of the Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by telephoning the Fund (toll-free) at 1-800-446-1013 and by visiting the SEC's web site at www.sec.gov.

SALOMON  BROTHERS  GLOBAL  PARTNERS  INCOME  FUND  INC.

---------
Directors

CAROL L. COLMAN

DANIEL P. CRONIN

LESLIE H. GELB

R. JAY GERKEN, CFA

WILLIAM R. HUTCHINSON

RIORDAN ROETT

JESWALD W. SALACUSE

-------
Officers

R. JAY GERKEN, CFA
    Chairman and
    Chief Executive Officer

PETER J. WILBY, CFA
    President

ANDREW B. SHOUP
    Senior Vice President,
    Chief Administrative Officer
    and Treasurer

JAMES E. CRAIGE, CFA
    Executive Vice President

THOMAS K. FLANAGAN, CFA
    Executive Vice President

BETH A. SEMMEL, CFA
    Executive Vice President

FRANCES M. GUGGINO
    Controller

ROBERT I. FRENKEL
    Secretary and
    Chief Legal Officer



----------------------------
Salomon Brothers Global
Partners Income Fund Inc.

    125 Broad Street
    10th Floor, MF-2
    New York, New York 10004

    Telephone 1-888-777-0102

INVESTMENT ADVISER
    Salomon Brothers Asset Management Inc
    399 Park Avenue
    New York, New York 10022

CUSTODIAN
    State Street Bank and Trust Company
    225 Franklin Street
    Boston, Massachusetts 02110

DIVIDEND DISBURSING AND TRANSFER AGENT
    American Stock Transfer & Trust Company
    59 Maiden Lane
    New York, New York 10038

INDEPENDENT AUDITORS
    PricewaterhouseCoopers LLP
    1177 Avenue of the Americas
    New York, New York 10036

LEGAL COUNSEL
    Simpson Thacher & Bartlett LLP
    425 Lexington Avenue
    New York, New York 10017

NEW YORK STOCK EXCHANGE SYMBOL
    GDF

ITEM 2.  CODE OF ETHICS.

         Not Applicable.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

         Not Applicable.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

         Not applicable.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

         Not applicable.

ITEM 6.  [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         The Board of Directors of the Fund has delegated the authority to develop policies and procedures relating to proxy voting to the Manager. The Manager is part of Citigroup Asset Management ("CAM"), a group of investment adviser affiliates of Citigroup, Inc. ("Citigroup"). Along with the other investment advisers that comprise CAM, the Manager has adopted a set of proxy voting policies and procedures (the "Policies") to ensure that the Manager votes proxies relating to equity securities in the best interest of clients.

         In voting proxies, the Manager is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. The Manager attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. The Manager may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, such recommendations do not relieve the Manager of its responsibility for the proxy vote.

         In the case of a proxy issue for which there is a stated position in the Policies, CAM generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue.

         In furtherance of the Manager's goal to vote proxies in the best interest of clients, the Manager follows procedures designed to identify and address material conflicts that may arise between the Manager's interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees (including employees of the Manager) in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM's and the Manager's business, and (ii) to bring conflicts of interest of which they become aware to the attention of compliance personnel. The Manager also maintains and considers a list of significant relationships that could present a conflict of interest for the Manager in voting proxies. The Manager is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM affiliate might appear to the public to influence the manner in which the Manager decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM affiliate relationship that CAM or the Manager for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which the Manager decides to vote a proxy, the Manager generally takes the position that non-CAM relationships between Citigroup and an issuer (e.g. investment banking or banking) do not present a conflict of interest for the Manager in voting proxies with respect to such issuer. Such position is based on the fact that the Manager is operated as an independent business unit from other Citigroup business units as well as on the existence of information barriers between the Manager and certain other Citigroup business units.

         CAM maintains a Proxy Voting Committee, of which the Manager personnel are members, to review and address conflicts of interest brought to its attention by compliance personnel. A proxy issue that will be voted in accordance with a stated position on an issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because the Manager's position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the

         Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, the Manager's decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, the Manager may vote proxies notwithstanding the existence of the conflict.

         If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest. Methods of resolving a material conflict of interest may include, but are not limited to, disclosing the conflict to clients and obtaining their consent before voting, or suggesting to clients that they engage another party to vote the proxy on their behalf.

ITEM 8.  [RESERVED]

ITEM 9.  CONTROLS AND PROCEDURES.

         (a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

         (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant's internal control over financial reporting.



ITEM 10. EXHIBITS.

         (a)      Not applicable.

         (b)      Attached hereto.

         Exhibit 99.CERT Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

         Exhibit 99.906CERT Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Salomon Brothers Global Partners Income Fund Inc.


By:      /s/ R. Jay Gerken
         R. Jay Gerken
         Chief Executive Officer of
         Salomon Brothers Global Partners Income Fund Inc.
Date:    May 4, 2004

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:      /s/ R. Jay Gerken
         R. Jay Gerken
         Chief Executive Officer of
         Salomon Brothers Global Partners Income Fund Inc.
Date:    May 4, 2004

By:      /s/ Andrew B. Shoup
         Andrew B. Shoup
         Chief Administrative Officer of
         Salomon Brothers Global Partners Income Fund Inc.
Date:    May 4, 2004




                      STATEMENT OF DIFFERENCES

The dagger symbol shall be expressed as..................................   'D'
The double dagger symbol shall be expressed as...........................  'DD'
The division sign shall be expressed as.................................. [div]
The section symbol shall be expressed as.................................  'SS'